ThredUp Inc.
Third Quarter 2021 Supplemental Financials

Key Financial Metrics for the Quarter

•Revenue of $63.3 million
•vs. $46.9 million in Q3’FY 2020
•Growth of 34.8% Y/Y
•Gross profit of $46.1 million
•vs. $32.8 million in Q3’FY 2020
•Growth of 40.6% Y/Y
•Gross margin of 72.8%
•vs. 69.8% in Q3’FY 2020
•300 basis points of expansion Y/Y
•GAAP net loss of $14.7 million
•vs. $11.0 million loss in Q3’FY 2020
•Adjusted EBITDA loss of $7.8 million
•vs. $7.5 million loss in Q3’FY 2020
•Adjusted EBITDA margin loss of 12.4%
•vs. loss of 15.9% in Q3’FY 2020
•Cash, cash equivalents, restricted cash and short-term marketable securities were $266.9 million at the quarter end
•Total quarter Active Buyers of 1.439 million
•vs. 1.257 million in Q3’FY 2020
•An increase of 14.4% Y/Y
•Total Orders of 1.300 million
•vs. 1.012 million in Q3’FY 2020
•An increase of 28.4% Y/Y

Conference Call and Webcast

•The live call is accessible in the U.S and Canada at +1 800-353-6461 (code 3975322) and outside of the U.S. and Canada at +1 334-323-0501 (code 3975322)
•The live and archived webcast and all related earnings materials will be available at thredUP’s investor relations website: ir.thredup.com

Financial Outlook
(includes the acquisition of Remix)

For fourth quarter 2021, thredUP expects:
•Revenue in the range of $69 million to $71 million
•Gross margin in the range of 65% to 67%
•An adjusted EBITDA margin loss in the range of 17.0% to 15.0%
•Depreciation and amortization of approximately $2.7 million
•Stock-based compensation of approximately $3.0 million
•Weighted-average shares of approximately 98.1 million
For fiscal year 2021, thredUP expects:
•Revenue in the range of $248 million to $250 million
•Gross margin of approximately 71%
•An adjusted EBITDA margin loss of approximately 15%
•Depreciation and amortization of approximately $8.9 million
•Stock-based compensation of approximately $12.4 million
•Weighted-average shares of approximately 77.1 million

ThredUp Inc.
Third Quarter 2021 Supplemental Financials

ThredUp Inc.
Condensed Consolidated Income Statements
(in thousands, unaudited)
Three Months Ended	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Revenue:
Consignment revenue	$27,338	$32,026	$35,314	$34,914	$33,657	$34,211	$44,688	$48,597	$48,071
Product revenue	18,612	12,611	13,001	12,421	13,275	9,222	10,992	11,362	15,203
Total revenue	45,950	44,637	48,315	47,335	46,932	43,433	55,680	59,959	63,274
Cost of revenue:
Cost of consignment revenue	5,837	7,599	8,816	8,297	7,984	9,087	10,832	10,687	10,080
Cost of product revenue	7,579	5,660	6,873	6,027	6,172	4,611	5,130	5,140	7,100
Total cost of revenue	13,416	13,259	15,689	14,324	14,156	13,698	15,962	15,827	17,180
Gross profit	32,534	31,378	32,626	33,011	32,776	29,735	39,718	44,132	46,094
Gross margin % of revenue	70.8%	70.3%	67.5%	69.7%	69.8%	68.5%	71.3%	73.6%	72.8%
Operating expenses
Operations, product and technology	20,831	25,580	25,475	22,149	25,856	27,928	28,312	31,062	32,081
Marketing	13,557	12,674	13,001	10,898	10,614	10,252	15,446	15,957	16,941
Sales, general and administrative	5,199	7,971	7,433	6,438	6,891	7,802	10,638	10,999	12,569
Total operating expenses	39,587	46,225	45,909	39,485	43,361	45,982	54,396	58,018	61,591
Operating expenses % of revenue	86.2%	103.6%	95.0%	83.4%	92.4%	105.9%	97.7%	96.8%	97.3%
Operating income (loss)	(7,053)	(14,847)	(13,283)	(6,474)	(10,585)	(16,247)	(14,678)	(13,886)	(15,497)
Operating loss % of revenue	(15.3)%	(33.3)%	(27.5)%	(13.7)%	(22.6)%	(37.4)%	(26.4)%	(23.2)%	(24.5)%
Interest and other (expense) income, net	(191)	(94)	68	(183)	(419)	(698)	(1,466)	(480)	799
Income (loss) before provision for income taxes	(7,244)	(14,941)	(13,215)	(6,657)	(11,004)	(16,945)	(16,144)	(14,366)	(14,698)
Provision for (benefit from) income taxes	—	36	—	—	—	56	27	13	17
Net income (loss)	$(7,244)	$(14,977)	$(13,215)	$(6,657)	$(11,004)	$(17,001)	$(16,171)	$(14,379)	$(14,715)
Net income margin %	(15.8)%	(33.6)%	(27.4)%	(14.1)%	(23.4)%	(39.1)%	(29.0)%	(24.0)%	(23.3)%

ThredUp Inc.
Adjusted EBITDA Reconciliation
(in thousands, unaudited)
Three Months Ended	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Adjusted EBITDA reconciliation
Net income (loss)	$(7,244)	$(14,977)	$(13,215)	$(6,657)	$(11,004)	$(17,001)	$(16,171)	$(14,379)	$(14,715)
Add (deduct):
Depreciation and amortization	1,044	1,090	1,245	1,198	1,425	1,713	2,038	1,861	2,248
Stock-based compensation expense	941	5,118	1,442	1,966	1,649	2,279	3,498	2,896	2,995
Acquisition and offering related expenses	—	—	—	—	—	—	—	—	1,020
Interest expense	379	365	273	224	368	440	559	573	619
Change in value of preferred stock warrant	(3)	(3)	(172)	(1)	89	285	930	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—
Provision for income taxes	—	36	—	—	—	56	27	13	17
Adjusted EBITDA	$(4,883)	$(8,371)	$(10,427)	$(3,270)	$(7,473)	$(12,228)	$(9,119)	$(9,036)	$(7,816)
Adjusted EBITDA margin %	(10.6)%	(18.8)%	(21.6)%	(6.9)%	(15.9)%	(28.2)%	(16.4)%	(15.1)%	(12.4)%

ThredUp Inc.
Third Quarter 2021 Supplemental Financials (continued)

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, unaudited)
Three Months Ended	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Operations, product and technology	$20,831	$25,580	$25,475	$22,149	$25,856	$27,928	$28,312	$31,062	$32,081
Marketing	13,557	12,674	13,001	10,898	10,614	10,252	15,446	15,957	16,941
Sales, general and administrative	5,199	7,971	7,433	6,438	6,891	7,802	10,638	10,999	12,569
Total operating expenses	39,587	46,225	45,909	39,485	43,361	45,982	54,396	58,018	61,591
Less: Total stock based compensation	941	5,118	1,442	1,966	1,649	2,279	3,498	2,896	2,995
Total non-GAAP operating expenses	$38,646	$41,107	$44,467	$37,519	$41,712	$43,703	$50,898	$55,122	$58,596
Non-GAAP operating expenses as a % of revenue	84.1%	92.1%	92.0%	79.3%	88.9%	100.6%	91.4%	91.9%	92.6%

ThredUp Inc.
Stock Based Compensation Details
(in thousands, unaudited)
Three Months Ended	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Stock Based Compensation
Operations, product and technology	$486	$2,479	$715	$870	$987	$1,167	$1,350	$984	$1,024
Marketing	142	687	174	283	278	332	437	289	341
Sales, general and administrative	313	1,952	553	813	384	780	1,711	1,623	1,630
Total	$941	$5,118	$1,442	$1,966	$1,649	$2,279	$3,498	$2,896	$2,995

ThredUp Inc.
Third Quarter 2021 Supplemental Financials (continued)

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Assets
Current assets
Cash and cash equivalents	$78,760	$64,485	$246,514	$173,058	$160,912
Marketable securities	—	—	—	57,382	100,762
Accounts receivable, net	1,020	1,823	1,726	1,545	1,895
Inventory, net	3,862	3,519	3,482	4,362	4,106
Other current assets	4,257	5,332	3,168	6,425	7,773
Total current assets	87,899	75,159	254,890	242,772	275,448
Operating lease right-of-use assets	24,808	23,656	22,338	21,272	20,455
Property and equipment, net	37,900	41,131	43,562	45,490	49,451
Other assets	3,144	2,965	2,980	2,837	4,864
Total assets	$153,751	$142,911	$323,770	$312,371	$350,218

Liabilities and Stockholder's Equity
Current liabilities
Accounts payable	$11,893	$9,386	$14,540	$11,359	$8,407
Accrued and other current liabilities	30,883	32,541	37,720	39,515	46,427
Seller payable	13,340	13,724	15,194	16,709	18,306
Operating lease liabilities, current	3,838	3,643	3,095	2,845	2,757
Current portion of long-term debt	1,318	3,270	5,736	7,746	7,757
Total current liabilities	61,272	62,564	76,285	78,174	83,654
Operating lease liabilities, non-current	22,352	21,574	20,811	20,029	19,225
Long-term debt	28,217	31,190	33,320	31,393	29,478
Non-current liabilities	2,684	2,719	1,927	1,937	2,187
Total liabilities	114,525	118,047	132,343	131,533	134,544
Convertible preferred stock	247,041	247,041	—	—	—
Common stock	1	1	9	9	10
Additional paid in capital	27,350	29,989	459,756	463,582	513,124
Accumulated other comprehensive loss	—	—	—	(36)	(28)
Accumulated deficit	(235,166)	(252,167)	(268,338)	(282,717)	(297,432)
Total stockholder's (deficit) equity	(207,815)	(222,177)	191,427	180,838	215,674
Total liabilities and stockholder's equity	$153,751	$142,911	$323,770	$312,371	$350,218

ThredUp Inc.
Third Quarter 2021 Supplemental Financials (continued)

ThredUp Inc.
Condensed Consolidated Cash Flows
(in thousands, unaudited)
Three Months Ended	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Cash flows from operating activities
Net loss	$(11,004)	$(17,001)	$(16,171)	$(14,379)	$(14,715)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,425	1,713	2,038	1,861	2,248
Stock-based compensation expense	1,649	2,279	3,498	2,896	2,995
Reduction of the carrying amount of right-of-use assets	1,017	1,152	1,318	1,066	817
Changes in fair value of convertible preferred stock warrants and others	173	395	1,048	131	589
Changes in operating assets and liabilities:
Accounts receivable, net	1,158	(803)	97	181	(350)
Inventory, net	(534)	343	37	(880)	256
Other current and non-current assets	(312)	208	(457)	(2,907)	(1,356)
Accounts payable	(332)	(2,560)	4,722	(2,006)	(2,142)
Accrued and other current liabilities	2,340	930	4,784	3,387	5,911
Seller payable	955	384	1,470	1,515	1,597
Operating lease liabilities	(872)	(973)	(1,311)	(1,032)	(892)
Other non-current liabilities	941	(309)	4	—	—
Net cash (used in) provided by operating activities	(3,396)	(14,242)	1,077	(10,167)	(5,042)

Cash flows from investing activities
Purchases of marketable securities	—	—	—	(57,418)	(45,297)
Purchase of property and equipment	(3,664)	(5,065)	(4,099)	(4,900)	(6,208)
Maturities of marketable securities	—	—	—	—	1,600
Net cash used in investing activity	(3,664)	(5,065)	(4,099)	(62,318)	(49,905)

Cash flows from financing activities
Proceeds from debt issuances, net of issuance costs	5,000	4,925	4,625	—	—
Repayment of debt	—	—	—	—	(2,000)
Proceeds from issuance of Class A common stock upon initial public offering and the follow-on offering, net of underwriting discounts and commissions	—	—	180,284	—	46,621
Proceeds from exercise of common stock options and withholding taxes for the net share settlement of RSU’s	1,568	360	1,875	930	948
Payment of costs for the initial public offering and follow-on	(570)	(466)	(1,733)	(1,900)	(618)
Net cash (used in) provided by financing activities	5,998	4,819	185,051	(970)	44,951

Net increase (decrease) in cash, cash equivalents and restricted cash and cash equivalents	(1,062)	(14,488)	182,029	(73,455)	(9,996)
Cash, cash equivalents and restricted cash and cash equivalents
Beginning of period	83,089	82,027	67,539	249,568	176,113
End of period	$82,027	$67,539	$249,568	$176,113	$166,117

About ThredUp Inc.
thredUP is transforming resale with technology and a mission to inspire a new generation of consumers to think secondhand first. By making it easy to buy and sell secondhand, thredUP has become one of the world's largest resale platforms for women's and kids' apparel, shoes and accessories. Sellers love thredUP because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers love shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. In 2018, we expanded our platform with thredUP's Resale-As-A-Service (RaaSⓇ), which facilitates modern resale for a number of the world's leading brands and retailers. thredUP has processed over 125 million unique secondhand items from 35,000 brands across 100 categories. By extending the life cycle of clothing, thredUP is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.

Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the fourth quarter and full year of 2021; statements about future operating results and our long term growth; the momentum of our business; the growth rates in the markets in which we compete; the impact of the COVID-19 pandemic on consumer behavior and our business; our investments in technology and infrastructure; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions or investments; the success of our RaaSⓇ model and the timing and plans for future RaaSⓇ clients; and our ability to attract new Active Buyers.

The forward-looking statements contained in this presentation are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations'' in the final prospectus for our initial public offering filed on March 26, 2021 and in our most recent Quarterly Reports on Form 10-Q. The forward-looking statements in this presentation are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing thredUP’s views as of any date subsequent to the date of this presentation.

Additional information regarding these and other factors that could affect thredUP's results is included in thredUP’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.

Operating Metrics
An Active Buyer is a thredUP buyer who has made at least one purchase in the last twelve months. A thredUP buyer is a customer who has created an account in our marketplace. A thredUP buyer is identified by a unique email address and a single person could have multiple thredUP accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplace, including through our RaaS partners, in a given period, net of cancellations.

Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin and non-GAAP operating expenses. In addition to our results determined in accordance with GAAP, we believe that Adjusted EBITDA, Adjusted EBITDA margin and non-GAAP operating expenses, non-GAAP measures, are useful in evaluating our operating performance. We use Adjusted EBITDA, Adjusted EBITDA margin and non-GAAP operating expenses to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that Adjusted EBITDA, Adjusted EBITDA margin and non-GAAP operating expenses, when taken collectively with our GAAP results, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Adjusted EBITDA. Adjusted EBITDA margin and non-GAAP operating expenses are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from a similarly-titled non-GAAP measure used by other companies.

A reconciliation is provided above for Adjusted EBITDA to net loss and non-GAAP operating expenses to total operating expenses, respectively, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted to exclude, where applicable in a given period, depreciation and amortization, stock-based compensation expense, acquisition and offering related expenses, interest expense, change in fair value of convertible preferred stock warrant liability and provision for income taxes. We calculate non-GAAP operating expenses as total operating expenses less stock-based compensation expenses.

Investors are encouraged to review our results determined in accordance with GAAP and the reconciliation of Adjusted EBITDA to net loss and non-GAAP operating expenses to total operating expenses. thredUP is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to net loss because certain items are out of thredUP’s control or cannot be reasonably predicted. Historically, these items have included, but are not limited to, depreciation and amortization, stock-based compensation expense, change in fair value of convertible preferred stock warrant liability and provision for income taxes. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. However, for the fourth quarter of 2021 and full year 2021, depreciation and amortization is expected to be $2.7 million and $8.9 million, respectively. In addition, for the fourth quarter of 2021 and full year 2021, stock-based compensation expense is expected to be $3.0 million and $12.4 million, respectively. These items are uncertain, depend on various factors, and could result in projected net loss being materially less than is indicated by the currently estimated Adjusted EBITDA margin.